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                                                                    Exhibit 10.4


                                    FROM OF
                         INSURANCE ASSISTANCE AGREEMENT

     THIS INSURANCE ASSISTANCE AGREEMENT, dated as of __________________, 2001 ("Agreement"), by and between USX Corporation, a Delaware corporation, to be
  ---------
renamed "Marathon Oil Corporation" ("USX"), and United States Steel LLC, a
                                     ---
Delaware limited liability company and wholly owned subsidiary of USX, to be renamed "United States Steel Corporation" ("SteelCo").
                                            -------

                              W I T N E S S E T H:

     WHEREAS, this Agreement is made pursuant to and as a condition of the Agreement and Plan of Reorganization, dated as of July 31, 2001 ("Separation
                                                                  ----------
Agreement"), by and between USX and SteelCo, pursuant to which the respective
---------
businesses of the Marathon Group of USX and the U.S. Steel Group of USX are being separated into two independent companies by merging USX Merger Corporation, a Delaware corporation and a wholly owned subsidiary of USX ("Merger Sub"), with and into USX, subject to the terms and conditions thereof,
  ----------
and pursuant to Section 251 of the DGCL (the "Separation Merger"), with USX
                                              -----------------
continuing as the surviving corporation, so that immediately following the Separation Effective Time, SteelCo shall own and operate the business of the U.S. Steel Group and shall be wholly owned by the holders of the then outstanding shares of USX-U.S. Steel Group Common Stock , and the business of the Marathon Group shall be owned and operated by USX, which shall be a separate and independent entity from SteelCo and shall be wholly owned by the holders of the then outstanding shares of USX- Marathon Group Common Stock (the "Separation");
 ----------

     WHEREAS, prior to the date hereof, USX implemented a holding company structure by merging the then existing USX Corporation, a Delaware corporation ("Old USX"), with and into SteelCo, with SteelCo continuing as the surviving
  -------
entity and a wholly owned subsidiary of USX (the "HoldCo Merger"), so that
                                                  -------------
immediately following the effective time of the HoldCo Merger, USX became a holding company that owns all of the outstanding equity of Marathon Oil Company ("Marathon") (which owns and operates the business of the Marathon Group) and of
  --------
SteelCo (which owns and operates the business of the U. S. Steel Group);

     WHEREAS, prior to the time of the HoldCo Merger, the Marathon Group and the U.S. Steel Group maintained independent property and business interruption insurance policies. Other types of insurance, such as general liability, employer's liability, aircraft liability, automobile liability, workers' compensation and executive risk, were purchased and held by Old USX, for the benefit of Old USX and all of its Subsidiaries;

     WHEREAS, following the HoldCo Merger, separate policies of insurance for certain general liability, employer's liability, automobile liability, workers' compensation, boiler and machinery, and aircraft seat accident were issued to cover (i)

USX, Marathon and its Subsidiaries, on the one hand, and (ii) SteelCo and it Subsidiaries, on the other hand. The remaining policies of insurance held by Old USX were maintained for the benefit of USX and its Subsidiaries; and

     WHEREAS, the parties desire to enter into this Agreement to set forth the parties' understanding with respect to their respective responsibilities and rights with respect to various insurance policies and claims associated therewith, both prior to and after the Separation.

     NOW, THEREFORE, in furtherance of the foregoing and in consideration of the mutual promises and undertakings contained herein and in any other document executed in connection with this Agreement, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1    General.  Unless otherwise defined herein, capitalized terms
                    -------
used herein shall have their respective meanings as defined in the Separation Agreement.

     Section 1.2    Other Definitional Provisions.
                    -----------------------------

     (a) The words "hereof", "herein", "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

     (b) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

     (c)  The terms "dollars" and "$" shall mean United States dollars.

                                  ARTICLE II

                            PRE-SEPARATION INSURANCE

     Section 2.1    Insurance for Pre-HoldCo Merger Periods.  Prior to the
                    ---------------------------------------
effective time of the HoldCo Merger, USX purchased certain policies of insurance to cover USX and its Subsidiaries, which included, without limitation, workers compensation and general liability fronting insurance. (The workers compensation and general liability fronting insurance are collectively referred to herein as the "Fronting Insurance"). From and after the effective time of the HoldCo Merger, the rights, liability and responsibility for insurance claims, retroactive reimbursements, uninsured retentions, and deductibles under the Fronting Insurance shall be as follows.

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          (a)  USX shall have all rights in and to all claims, and shall be solely liable for the payment of any retroactive reimbursements, uninsured retentions and deductibles relating to the Fronting Insurance arising out of or relating to events or conditions occurring prior to the effective time of the HoldCo Merger and associated exclusively with the business of the Marathon Group.

          (b) SteelCo shall have all rights in and to all claims, and shall be solely liable for the payment of any retroactive reimbursements, uninsured retentions and deductibles, relating to the Fronting Insurance arising out of or relating to events or conditions occurring prior to the effective time of the HoldCo Merger and associated exclusively with the business of the U.S. Steel Group.

          (c) USX shall be entitled to 65%, and SteelCo shall be entitled to 35%, of all rights in and to all claims, and shall be liable for the payment of any retroactive reimbursements, uninsured retentions and deductibles on this same percentage basis, relating to the Fronting Insurance arising out of or relating to events or conditions occurring prior to the effective time of the HoldCo Merger and not related exclusively to either Group, including however, without limitation, pre-HoldCo Merger claims associated with Old USX's corporate assets, directors, officers and employees.

          (d) Policy limits under each of the Fronting Insurance associated with claims arising out of or relating to events or conditions occurring prior to the effective time of the HoldCo Merger shall be applied on a first-come, first-served basis. Neither party shall be liable to the other in the event policy limits under any of the Fronting Insurance has been exhausted. USX and SteelCo shall not take any action that would prejudice the access of the other to coverage under the Fronting Insurance.

          Section 2.2    Insurance for Pre-Separation Periods.  Prior to the
                         ------------------------------------
Separation Effective Time, USX purchased certain policies of insurance to cover USX and its Subsidiaries, which included Aircraft Liability, Blanket Lost Instruments Bond, Executive Risk - Blended (Directors and Officers, Fiduciary, Crime, EPL), Excess Directors and Officers, Excess General Liability, Transfer Agents Mail Policy, and Special Insurance ("Joint Insurance Arrangements"). From and after the Separation Effective Time, the rights, liability and responsibility for insurance claims, uninsured retentions and deductibles under the Joint Insurance Arrangements shall be as follows.

          (a) USX shall have all rights in and to all claims, and shall be solely liable for the payment of any uninsured retentions and deductibles, relating to the Joint Insurance Arrangements arising out of or relating to events or conditions occurring prior to the Separation Effective Time and associated exclusively with the business of the Marathon Group.

          (b) SteelCo shall have all rights in and to all claims, and shall be solely liable for the payment of any uninsured retentions and deductibles, relating to the Joint Insurance Arrangements arising out of or relating to events or conditions occurring prior

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to the Separation Effective Time and associated exclusively with the business of the U.S. Steel Group.

          (c) USX shall be entitled to 65%, and SteelCo shall be entitled to 35%, of all rights in and to all claims, and shall be liable for the payment of any uninsured retentions and deductibles on this same percentage basis, relating to the Joint Insurance Arrangements arising out of or relating to events or conditions occurring prior to the Separation Effective Time and not related exclusively to either Group, including however, without limitation, pre-Separation claims associated with Old USX's or USX's corporate assets, directors, officers and employees.

          (d) Policy limits under each of the Joint Insurance Arrangements associated with claims arising out of or relating to events or conditions occurring prior to the Separation Effective Time shall be applied on a first-come, first-served basis. Neither party shall be liable to the other in the event policy limits under any of the Joint Insurance Arrangements has been exhausted. USX and SteelCo shall not take any action that would prejudice the access of the other to coverage under the Joint Insurance Arrangements.

                                  ARTICLE III

                           POST-SEPARATION INSURANCE

          Section 3.1    Purchase of Insurance Policies.  Effective as of the
                         ------------------------------
Separation Effective Time, USX and SteelCo shall each purchase separate policies of insurance to cover the risks covered by the Joint Insurance Arrangements.

          Section 3.2    Extended Reporting Insurance.
                         ----------------------------

          (a) At the option of USX or SteelCo, any such party may purchase extended reporting insurance for any or all of the Joint Insurance Arrangements to cover pre-Separation claims. In the event that both parties elect to purchase the same extended reporting insurance, the cost of such insurance associated to the pre-Separation periods will be split between USX and SteelCo on a 65% - 35% basis, respectively.

          (b) Policy limits under each of the extended reporting insurance associated with pre-Separation periods shall be applied on a first-come, first-served basis. Neither party shall be liable to the other in the event policy limits under any extended reporting insurance has been exhausted. With respect to the purchase of extended reporting insurance, USX and SteelCo shall not take any action that would prejudice the access of the other to such coverage.

                                  ARTICLE IV

                               TERM AND AMENDMENT

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          Section 4.1    Term.  The term of this Agreement shall commence on the
                         ----
date set forth above and shall terminate upon the mutual agreement of the parties hereto.

          Section 4.2    Amendment.  This Agreement may be amended, modified or
                         ---------
supplemented at any time and shall be evidenced by a written agreement signed by all of the parties hereto.

                                   ARTICLE V

                                GENERAL PROVISIONS

          Section 5.1    Dispute Resolution.  Any dispute between the parties
                         ------------------
shall be subject to the Dispute Resolution procedure set forth in Section 15.2 of the Separation Agreement.

          Section 5.2    Indemnification.  Any claim by a party for
                         ---------------
indemnification from the other party shall be subject to the Indemnification provisions set forth in Article XIII of the Separation Agreement.

          Section 5.3    Expenses. Unless otherwise provided herein, all out-of-
                         --------
pocket costs and expenses with respect to the transactions contemplated in this Agreement shall be borne by the party incurring such costs and expenses.

          Section 5.4    Records.  Each party shall have access to all records,
                         -------
documents and other information in the possession of the other party relating to activities prior to the Separation and such records shall be subject to the confidentiality provisions of Section 11.4 of the Separation Agreement. Upon the request of the party seeking such access, the other party shall make any such records, documents and other information available or make copies for the requesting party without charge.

          Section 5.5    Governing Law. This Agreement shall be governed by, and
                         -------------
construed in accordance with, the laws of Delaware, without reference to choice of law principles, including matters of construction, validity and performance.

          Section 5.6    Notices.  Notices, requests, permissions, waivers,
                         -------
referrals and all other communications hereunder shall be in writing and shall be deemed to have been duly given if signed by the respective persons giving them (in the case of any corporation or limited liability company, the signature shall be by an officer thereof) and delivered by hand or by telecopy or on the date of receipt indicated on the return receipt if mailed (registered or certified, return receipt requested, properly addressed and postage prepaid).

                              If to SteelCo, to:

                                   United States Steel LLC
                                   600 Grant Street
                                   Suite 6100

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                                       Pittsburgh, PA 15219-4776
                                       Attention: General Counsel
                                       Facsimile: 412-433-1131

                              If to USX, to:

                                       Marathon Oil Corporation
                                       5555 San Felipe Road
                                       Houston, TX  77056-2723
                                       Attention: General Counsel
                                       Facsimile: 713-296-4375

Such names and addresses may be changed by notice given in accordance with this
Section 5.6. Copies of all notices, requests, permissions, waivers, referrals and all other communications hereunder given prior to the Separation Effective Time shall be given to:

                                       Skadden, Arps, Slate, Meagher & Flom LLP
                                       4 Times Square
                                       New York, NY 10036-6522
                                       Attention: Roger S. Aaron, Esquire
                                       Facsimile: (212) 735-2000

     Section 5.7    Third-Party Beneficiaries. Except as provided in Section 5.2
                    -------------------------
hereof with respect to indemnification of U. S. Steel Indemnified Parties and USX Indemnified Parties hereunder, nothing in this Agreement shall confer any rights upon any Person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

     Section 5.8    Entire Agreement. This Agreement contains the entire
                    ----------------
understanding of the parties hereto with respect to the subject matter contained herein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

     Section 5.9    Headings. The article, section and paragraph headings
                    --------
contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles" or "Sections" shall be deemed to be references to Articles or Sections hereof unless otherwise indicated.

     Section 5.10   Counterparts.  This Agreement may be executed in one or more
                    ------------
counterparts and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

     Section 5.11   Parties in Interest; Assignment; Successors.  Neither this
                    -------------------------------------------
Agreement nor any of the rights, interests or obligations hereunder shall be assigned by

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any of the parties hereto without the prior written consent of the other party.
Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon SteelCo and USX and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies under or by reason of this Agreement.

          Section 5.12   Severability; Enforcement. The invalidity of any
                         -------------------------
portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

          Section 5.13   Remedies. The parties agree that money damages or other
                         --------
remedy at law would not be a sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that in addition to all other remedies available to them, each of them shall be entitled to the fullest extent permitted by law to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including specific performance, without bond or other security being required.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.


                              USX CORPORATION


                              By: ___________________________

                              Name: _________________________

                              Title: ________________________



                              UNITED STATES STEEL LLC

                              By: ___________________________

                              Name: _________________________

                              Title: ________________________


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